Exhibit 10.3
AMENDMENT AGREEMENT
     THIS AMENDMENT AGREEMENT (this “Amendment”), dated as of July 31, 2008, is made between J. Aron & Company, a general partnership organized under the laws of New York (“Supplier”) and Coffeyville Resources Refining & Marketing, LLC, a limited liability company organized under the laws of Delaware (“Coffeyville”).
     Supplier and Coffeyville are parties to an Amended and Restated Crude Oil Supply Agreement dated as of December 31, 2007 (the “Supply Agreement”). Coffeyville and Supplier have agreed to amend certain terms and conditions of the Supply Agreement.
     Accordingly, the Parties hereto agree as follows:
     SECTION 1 Definitions; Interpretation.
     (a) Terms Defined in Supply Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Supply Agreement.
     (b) Interpretation. The rules of interpretation set forth in Section 1.2 of the Supply Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
     SECTION 2 Amendment to the Supply Agreement.
     (a) Amendment. Upon the effectiveness of this Amendment, the Supply Agreement shall be amended:
          (i) By deleting the last sentence of paragraph 2 of Schedule II to the Supply Agreement and inserting the following two sentences in place thereof:
If the aggregate quantity of Barrels blended during a calendar month exceeds the aggregate quantity of Barrels delivered to Coffeyville during that month (a “Blending Excess”), then an amount equal to the product of the Blending Excess and a per Barrel price (representing the quotient of the aggregate amount paid by Supplier for the aggregate quantity of blended Barrels for that month divided by such aggregate quantity) shall be subtracted in calculating the Monthly True-up Payment and such amount shall be the “Blending Adjustment” for such calendar month. If a Blending Adjustment has been subtracted from a Monthly True-up Payment for any calendar month, then such amount shall be added in calculating the Monthly True-up Payment for the following calendar month during which the barrels representing the Blending Excess are delivered.
          (ii) By deleting Exhibit I to the Supply Agreement and inserting in its place a new Exhibit I in the form attached hereto.

     (b) References Within Supply Agreement. Each reference in the Supply Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Supply Agreement as amended by this Amendment.
     SECTION 3 Representations and Warranties. To induce the other Party to enter into this Amendment, each Party hereby (i) confirms and restates, as of the date hereof, the representations and warranties made by it in Article 16 or any other article or section of the Supply Agreement and (ii) represents and warrants that no Event of Default or Potential Event of Default with respect to it has occurred and is continuing.
     SECTION 4 Miscellaneous.
     (a) Supply Agreement Otherwise Not Affected. Except for the amendments pursuant hereto, the Supply Agreement remains unchanged. As amended pursuant hereto, the Supply Agreement remains in full force and effect and is hereby ratified and confirmed in all respects. The execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith by either Party shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future.
     (b) No Reliance. Each Party hereby acknowledges and confirms that it is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
     (c) Costs and Expenses. Each Party shall be responsible for any costs and expenses incurred by such Party in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith.
     (d) Binding Effect. This Amendment shall be binding upon, inure to the benefit of and be enforceable by Coffeyville, Supplier and their respective successors and assigns.
     (e) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER STATE.
     (f) Amendments. This Amendment may not be modified, amended or otherwise altered except by written instrument executed by the Parties’ duly authorized representatives.
     (g) Effectiveness; Counterparts. This Amendment shall become effective on the date first written above. This Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

2

     (h) Interpretation. This Amendment is the result of negotiations between and have been reviewed by counsel to each of the Parties, and is the product of all Parties hereto. Accordingly, this Amendment shall not be construed against either Party merely because of such Party’s involvement in the preparation hereof.

3

          IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment, as of the date first above written.

J. ARON & COMPANY
By:	/s/ Colleen Foster
Name:	Colleen Foster
Title:	Managing Director

COFFEYVILLE RESOURCES REFINING & MARKETING, LLC
By:	/s/ James T. Rens
Name:	James T. Rens
Title:	Chief Financial Officer and Treasurer

4

EXHIBIT I
FLOW, PAYMENT AND INVOICE DATES

Flow Date	Invoice Date	Payment Date
Monday, December 31, 2007	Monday, December 31, 2007	Wednesday, January 02, 2008
Tuesday, January 01, 2008	Wednesday, January 02, 2008	Thursday, January 03, 2008
Wednesday, January 02, 2008	Thursday, January 03, 2008	Friday, January 04, 2008
Thursday, January 03, 2008	Thursday, January 03, 2008	Friday, January 04, 2008
Friday, January 04, 2008	Friday, January 04, 2008	Monday, January 07, 2008
Saturday, January 05, 2008	Friday, January 04, 2008	Monday, January 07, 2008
Sunday, January 06, 2008	Monday, January 07, 2008	Tuesday, January 08, 2008
Monday, January 07, 2008	Tuesday, January 08, 2008	Wednesday, January 09, 2008
Tuesday, January 08, 2008	Wednesday, January 09, 2008	Thursday, January 10, 2008
Wednesday, January 09, 2008	Thursday, January 10, 2008	Friday, January 11, 2008
Thursday, January 10, 2008	Thursday, January 10, 2008	Friday, January 11, 2008
Friday, January 11, 2008	Friday, January 11, 2008	Monday, January 14, 2008
Saturday, January 12, 2008	Friday, January 11, 2008	Monday, January 14, 2008
Sunday, January 13, 2008	Monday, January 14, 2008	Tuesday, January 15, 2008
Monday, January 14, 2008	Tuesday, January 15, 2008	Wednesday, January 16, 2008
Tuesday, January 15, 2008	Wednesday, January 16, 2008	Thursday, January 17, 2008
Wednesday, January 16, 2008	Thursday, January 17, 2008	Friday, January 18, 2008
Thursday, January 17, 2008	Thursday, January 17, 2008	Friday, January 18, 2008
Friday, January 18, 2008	Friday, January 18, 2008	Tuesday, January 22, 2008
Saturday, January 19, 2008	Friday, January 18, 2008	Tuesday, January 22, 2008
Sunday, January 20, 2008	Friday, January 18, 2008	Tuesday, January 22, 2008
Monday, January 21, 2008	Tuesday, January 22, 2008	Wednesday, January 23, 2008
Tuesday, January 22, 2008	Wednesday, January 23, 2008	Thursday, January 24, 2008
Wednesday, January 23, 2008	Thursday, January 24, 2008	Friday, January 25, 2008
Thursday, January 24, 2008	Thursday, January 24, 2008	Friday, January 25, 2008
Friday, January 25, 2008	Friday, January 25, 2008	Monday, January 28, 2008
Saturday, January 26, 2008	Friday, January 25, 2008	Monday, January 28, 2008
Sunday, January 27, 2008	Monday, January 28, 2008	Tuesday, January 29, 2008

Monday, January 28, 2008	Tuesday, January 29, 2008	Wednesday, January 30, 2008
Tuesday, January 29, 2008	Wednesday, January 30, 2008	Thursday, January 31, 2008
Wednesday, January 30, 2008	Thursday, January 31, 2008	Friday, February 01, 2008
Thursday, January 31, 2008	Thursday, January 31, 2008	Friday, February 01, 2008
Friday, February 01, 2008	Friday, February 01, 2008	Monday, February 04, 2008
Saturday, February 02, 2008	Friday, February 01, 2008	Monday, February 04, 2008
Sunday, February 03, 2008	Monday, February 04, 2008	Tuesday, February 05, 2008
Monday, February 04, 2008	Tuesday, February 05, 2008	Wednesday, February 06, 2008
Tuesday, February 05, 2008	Wednesday, February 06, 2008	Thursday, February 07, 2008
Wednesday, February 06, 2008	Thursday, February 07, 2008	Friday, February 08, 2008
Thursday, February 07, 2008	Thursday, February 07, 2008	Friday, February 08, 2008
Friday, February 08, 2008	Friday, February 08, 2008	Monday, February 11, 2008
Saturday, February 09, 2008	Friday, February 08, 2008	Monday, February 11, 2008
Sunday, February 10, 2008	Monday, February 11, 2008	Tuesday, February 12, 2008
Monday, February 11, 2008	Tuesday, February 12, 2008	Wednesday, February 13, 2008
Tuesday, February 12, 2008	Wednesday, February 13, 2008	Thursday, February 14, 2008
Wednesday, February 13, 2008	Thursday, February 14, 2008	Friday, February 15, 2008
Thursday, February 14, 2008	Thursday, February 14, 2008	Friday, February 15, 2008
Friday, February 15, 2008	Friday, February 15, 2008	Tuesday, February 19, 2008
Saturday, February 16, 2008	Friday, February 15, 2008	Tuesday, February 19, 2008
Sunday, February 17, 2008	Friday, February 15, 2008	Tuesday, February 19, 2008
Monday, February 18, 2008	Tuesday, February 19, 2008	Wednesday, February 20, 2008
Tuesday, February 19, 2008	Wednesday, February 20, 2008	Thursday, February 21, 2008
Wednesday, February 20, 2008	Thursday, February 21, 2008	Friday, February 22, 2008
Thursday, February 21, 2008	Thursday, February 21, 2008	Friday, February 22, 2008
Friday, February 22, 2008	Friday, February 22, 2008	Monday, February 25, 2008
Saturday, February 23, 2008	Friday, February 22, 2008	Monday, February 25, 2008
Sunday, February 24, 2008	Monday, February 25, 2008	Tuesday, February 26, 2008
Monday, February 25, 2008	Tuesday, February 26, 2008	Wednesday, February 27, 2008
Tuesday, February 26, 2008	Wednesday, February 27, 2008	Thursday, February 28, 2008
Wednesday, February 27, 2008	Thursday, February 28, 2008	Friday, February 29, 2008
Thursday, February 28, 2008	Thursday, February 28, 2008	Friday, February 29, 2008
Friday, February 29, 2008	Friday, February 29, 2008	Monday, March 03, 2008
Saturday, March 01, 2008	Friday, February 29, 2008	Monday, March 03, 2008
Sunday, March 02, 2008	Monday, March 03, 2008	Tuesday, March 04, 2008
Monday, March 03, 2008	Tuesday, March 04, 2008	Wednesday, March 05, 2008

Tuesday, March 04, 2008	Wednesday, March 05, 2008	Thursday, March 06, 2008
Wednesday, March 05, 2008	Thursday, March 06, 2008	Friday, March 07, 2008
Thursday, March 06, 2008	Thursday, March 06, 2008	Friday, March 07, 2008
Friday, March 07, 2008	Friday, March 07, 2008	Monday, March 10, 2008
Saturday, March 08, 2008	Friday, March 07, 2008	Monday, March 10, 2008
Sunday, March 09, 2008	Monday, March 10, 2008	Tuesday, March 11, 2008
Monday, March 10, 2008	Tuesday, March 11, 2008	Wednesday, March 12, 2008
Tuesday, March 11, 2008	Wednesday, March 12, 2008	Thursday, March 13, 2008
Wednesday, March 12, 2008	Thursday, March 13, 2008	Friday, March 14, 2008
Thursday, March 13, 2008	Thursday, March 13, 2008	Friday, March 14, 2008
Friday, March 14, 2008	Friday, March 14, 2008	Monday, March 17, 2008
Saturday, March 15, 2008	Friday, March 14, 2008	Monday, March 17, 2008
Sunday, March 16, 2008	Monday, March 17, 2008	Tuesday, March 18, 2008
Monday, March 17, 2008	Tuesday, March 18, 2008	Wednesday, March 19, 2008
Tuesday, March 18, 2008	Wednesday, March 19, 2008	Thursday, March 20, 2008
Wednesday, March 19, 2008	Thursday, March 20, 2008	Friday, March 21, 2008
Thursday, March 20, 2008	Thursday, March 20, 2008	Friday, March 21, 2008
Friday, March 21, 2008	Friday, March 21, 2008	Monday, March 24, 2008
Saturday, March 22, 2008	Friday, March 21, 2008	Monday, March 24, 2008
Sunday, March 23, 2008	Monday, March 24, 2008	Tuesday, March 25, 2008
Monday, March 24, 2008	Tuesday, March 25, 2008	Wednesday, March 26, 2008
Tuesday, March 25, 2008	Wednesday, March 26, 2008	Thursday, March 27, 2008
Wednesday, March 26, 2008	Thursday, March 27, 2008	Friday, March 28, 2008
Thursday, March 27, 2008	Thursday, March 27, 2008	Friday, March 28, 2008
Friday, March 28, 2008	Friday, March 28, 2008	Monday, March 31, 2008
Saturday, March 29, 2008	Friday, March 28, 2008	Monday, March 31, 2008
Sunday, March 30, 2008	Monday, March 31, 2008	Tuesday, April 01, 2008
Monday, March 31, 2008	Tuesday, April 01, 2008	Wednesday, April 02, 2008
Tuesday, April 01, 2008	Wednesday, April 02, 2008	Thursday, April 03, 2008
Wednesday, April 02, 2008	Thursday, April 03, 2008	Friday, April 04, 2008
Thursday, April 03, 2008	Thursday, April 03, 2008	Friday, April 04, 2008
Friday, April 04, 2008	Friday, April 04, 2008	Monday, April 07, 2008
Saturday, April 05, 2008	Friday, April 04, 2008	Monday, April 07, 2008
Sunday, April 06, 2008	Monday, April 07, 2008	Tuesday, April 08, 2008
Monday, April 07, 2008	Tuesday, April 08, 2008	Wednesday, April 09, 2008
Tuesday, April 08, 2008	Wednesday, April 09, 2008	Thursday, April 10, 2008

Wednesday, April 09, 2008	Thursday, April 10, 2008	Friday, April 11, 2008
Thursday, April 10, 2008	Thursday, April 10, 2008	Friday, April 11, 2008
Friday, April 11, 2008	Friday, April 11, 2008	Monday, April 14, 2008
Saturday, April 12, 2008	Friday, April 11, 2008	Monday, April 14, 2008
Sunday, April 13, 2008	Monday, April 14, 2008	Tuesday, April 15, 2008
Monday, April 14, 2008	Tuesday, April 15, 2008	Wednesday, April 16, 2008
Tuesday, April 15, 2008	Wednesday, April 16, 2008	Thursday, April 17, 2008
Wednesday, April 16, 2008	Thursday, April 17, 2008	Friday, April 18, 2008
Thursday, April 17, 2008	Thursday, April 17, 2008	Friday, April 18, 2008
Friday, April 18, 2008	Friday, April 18, 2008	Monday, April 21, 2008
Saturday, April 19, 2008	Friday, April 18, 2008	Monday, April 21, 2008
Sunday, April 20, 2008	Monday, April 21, 2008	Tuesday, April 22, 2008
Monday, April 21, 2008	Tuesday, April 22, 2008	Wednesday, April 23, 2008
Tuesday, April 22, 2008	Wednesday, April 23, 2008	Thursday, April 24, 2008
Wednesday, April 23, 2008	Thursday, April 24, 2008	Friday, April 25, 2008
Thursday, April 24, 2008	Thursday, April 24, 2008	Friday, April 25, 2008
Friday, April 25, 2008	Friday, April 25, 2008	Monday, April 28, 2008
Saturday, April 26, 2008	Friday, April 25, 2008	Monday, April 28, 2008
Sunday, April 27, 2008	Monday, April 28, 2008	Tuesday, April 29, 2008
Monday, April 28, 2008	Tuesday, April 29, 2008	Wednesday, April 30, 2008
Tuesday, April 29, 2008	Wednesday, April 30, 2008	Thursday, May 01, 2008
Wednesday, April 30, 2008	Thursday, May 01, 2008	Friday, May 02, 2008
Thursday, May 01, 2008	Thursday, May 01, 2008	Friday, May 02, 2008
Friday, May 02, 2008	Friday, May 02, 2008	Monday, May 05, 2008
Saturday, May 03, 2008	Friday, May 02, 2008	Monday, May 05, 2008
Sunday, May 04, 2008	Monday, May 05, 2008	Tuesday, May 06, 2008
Monday, May 05, 2008	Tuesday, May 06, 2008	Wednesday, May 07, 2008
Tuesday, May 06, 2008	Wednesday, May 07, 2008	Thursday, May 08, 2008
Wednesday, May 07, 2008	Thursday, May 08, 2008	Friday, May 09, 2008
Thursday, May 08, 2008	Thursday, May 08, 2008	Friday, May 09, 2008
Friday, May 09, 2008	Friday, May 09, 2008	Monday, May 12, 2008
Saturday, May 10, 2008	Friday, May 09, 2008	Monday, May 12, 2008
Sunday, May 11, 2008	Monday, May 12, 2008	Tuesday, May 13, 2008
Monday, May 12, 2008	Tuesday, May 13, 2008	Wednesday, May 14, 2008
Tuesday, May 13, 2008	Wednesday, May 14, 2008	Thursday, May 15, 2008
Wednesday, May 14, 2008	Thursday, May 15, 2008	Friday, May 16, 2008

Thursday, May 15, 2008	Thursday, May 15, 2008	Friday, May 16, 2008
Friday, May 16, 2008	Friday, May 16, 2008	Monday, May 19, 2008
Saturday, May 17, 2008	Friday, May 16, 2008	Monday, May 19, 2008
Sunday, May 18, 2008	Monday, May 19, 2008	Tuesday, May 20, 2008
Monday, May 19, 2008	Tuesday, May 20, 2008	Wednesday, May 21, 2008
Tuesday, May 20, 2008	Wednesday, May 21, 2008	Thursday, May 22, 2008
Wednesday, May 21, 2008	Thursday, May 22, 2008	Friday, May 23, 2008
Thursday, May 22, 2008	Thursday, May 22, 2008	Friday, May 23, 2008
Friday, May 23, 2008	Friday, May 23, 2008	Tuesday, May 27, 2008
Saturday, May 24, 2008	Friday, May 23, 2008	Tuesday, May 27, 2008
Sunday, May 25, 2008	Friday, May 23, 2008	Tuesday, May 27, 2008
Monday, May 26, 2008	Tuesday, May 27, 2008	Wednesday, May 28, 2008
Tuesday, May 27, 2008	Wednesday, May 28, 2008	Thursday, May 29, 2008
Wednesday, May 28, 2008	Thursday, May 29, 2008	Friday, May 30, 2008
Thursday, May 29, 2008	Thursday, May 29, 2008	Friday, May 30, 2008
Friday, May 30, 2008	Friday, May 30, 2008	Monday, June 02, 2008
Saturday, May 31, 2008	Friday, May 30, 2008	Monday, June 02, 2008
Sunday, June 01, 2008	Monday, June 02, 2008	Tuesday, June 03, 2008
Monday, June 02, 2008	Tuesday, June 03, 2008	Wednesday, June 04, 2008
Tuesday, June 03, 2008	Wednesday, June 04, 2008	Thursday, June 05, 2008
Wednesday, June 04, 2008	Thursday, June 05, 2008	Friday, June 06, 2008
Thursday, June 05, 2008	Thursday, June 05, 2008	Friday, June 06, 2008
Friday, June 06, 2008	Friday, June 06, 2008	Monday, June 09, 2008
Saturday, June 07, 2008	Friday, June 06, 2008	Monday, June 09, 2008
Sunday, June 08, 2008	Monday, June 09, 2008	Tuesday, June 10, 2008
Monday, June 09, 2008	Tuesday, June 10, 2008	Wednesday, June 11, 2008
Tuesday, June 10, 2008	Wednesday, June 11, 2008	Thursday, June 12, 2008
Wednesday, June 11, 2008	Thursday, June 12, 2008	Friday, June 13, 2008
Thursday, June 12, 2008	Thursday, June 12, 2008	Friday, June 13, 2008
Friday, June 13, 2008	Friday, June 13, 2008	Monday, June 16, 2008
Saturday, June 14, 2008	Friday, June 13, 2008	Monday, June 16, 2008
Sunday, June 15, 2008	Monday, June 16, 2008	Tuesday, June 17, 2008
Monday, June 16, 2008	Tuesday, June 17, 2008	Wednesday, June 18, 2008
Tuesday, June 17, 2008	Wednesday, June 18, 2008	Thursday, June 19, 2008
Wednesday, June 18, 2008	Thursday, June 19, 2008	Friday, June 20, 2008
Thursday, June 19, 2008	Thursday, June 19, 2008	Friday, June 20, 2008

Friday, June 20, 2008	Friday, June 20, 2008	Monday, June 23, 2008
Saturday, June 21, 2008	Friday, June 20, 2008	Monday, June 23, 2008
Sunday, June 22, 2008	Monday, June 23, 2008	Tuesday, June 24, 2008
Monday, June 23, 2008	Tuesday, June 24, 2008	Wednesday, June 25, 2008
Tuesday, June 24, 2008	Wednesday, June 25, 2008	Thursday, June 26, 2008
Wednesday, June 25, 2008	Thursday, June 26, 2008	Friday, June 27, 2008
Thursday, June 26, 2008	Thursday, June 26, 2008	Friday, June 27, 2008
Friday, June 27, 2008	Friday, June 27, 2008	Monday, June 30, 2008
Saturday, June 28, 2008	Friday, June 27, 2008	Monday, June 30, 2008
Sunday, June 29, 2008	Monday, June 30, 2008	Tuesday, July 01, 2008
Monday, June 30, 2008	Tuesday, July 01, 2008	Wednesday, July 02, 2008
Tuesday, July 01, 2008	Wednesday, July 02, 2008	Thursday, July 03, 2008
Wednesday, July 02, 2008	Wednesday, July 02, 2008	Thursday, July 03, 2008
Thursday, July 03, 2008	Thursday, July 03, 2008	Monday, July 07, 2008
Friday, July 04, 2008	Thursday, July 03, 2008	Monday, July 07, 2008
Saturday, July 05, 2008	Thursday, July 03, 2008	Monday, July 07, 2008
Sunday, July 06, 2008	Monday, July 07, 2008	Tuesday, July 08, 2008
Monday, July 07, 2008	Tuesday, July 08, 2008	Wednesday, July 09, 2008
Tuesday, July 08, 2008	Wednesday, July 09, 2008	Thursday, July 10, 2008
Wednesday, July 09, 2008	Thursday, July 10, 2008	Friday, July 11, 2008
Thursday, July 10, 2008	Thursday, July 10, 2008	Friday, July 11, 2008
Friday, July 11, 2008	Friday, July 11, 2008	Monday, July 14, 2008
Saturday, July 12, 2008	Friday, July 11, 2008	Monday, July 14, 2008
Sunday, July 13, 2008	Monday, July 14, 2008	Tuesday, July 15, 2008
Monday, July 14, 2008	Tuesday, July 15, 2008	Wednesday, July 16, 2008
Tuesday, July 15, 2008	Wednesday, July 16, 2008	Thursday, July 17, 2008
Wednesday, July 16, 2008	Thursday, July 17, 2008	Friday, July 18, 2008
Thursday, July 17, 2008	Thursday, July 17, 2008	Friday, July 18, 2008
Friday, July 18, 2008	Friday, July 18, 2008	Monday, July 21, 2008
Saturday, July 19, 2008	Friday, July 18, 2008	Monday, July 21, 2008
Sunday, July 20, 2008	Monday, July 21, 2008	Tuesday, July 22, 2008
Monday, July 21, 2008	Tuesday, July 22, 2008	Wednesday, July 23, 2008
Tuesday, July 22, 2008	Wednesday, July 23, 2008	Thursday, July 24, 2008
Wednesday, July 23, 2008	Thursday, July 24, 2008	Friday, July 25, 2008
Thursday, July 24, 2008	Thursday, July 24, 2008	Friday, July 25, 2008
Friday, July 25, 2008	Friday, July 25, 2008	Monday, July 28, 2008

Saturday, July 26, 2008	Friday, July 25, 2008	Monday, July 28, 2008
Sunday, July 27, 2008	Monday, July 28, 2008	Tuesday, July 29, 2008
Monday, July 28, 2008	Tuesday, July 29, 2008	Wednesday, July 30, 2008
Tuesday, July 29, 2008	Wednesday, July 30, 2008	Thursday, July 31, 2008
Wednesday, July 30, 2008	Thursday, July 31, 2008	Friday, August 01, 2008
Thursday, July 31, 2008	Thursday, July 31, 2008	Friday, August 01, 2008
Friday, August 01, 2008	Friday, August 01, 2008	Monday, August 04, 2008
Saturday, August 02, 2008	Friday, August 01, 2008	Monday, August 04, 2008
Sunday, August 03, 2008	Monday, August 04, 2008	Tuesday, August 05, 2008
Monday, August 04, 2008	Tuesday, August 05, 2008	Wednesday, August 06, 2008
Tuesday, August 05, 2008	Wednesday, August 06, 2008	Thursday, August 07, 2008
Wednesday, August 06, 2008	Thursday, August 07, 2008	Friday, August 08, 2008
Thursday, August 07, 2008	Thursday, August 07, 2008	Friday, August 08, 2008
Friday, August 08, 2008	Friday, August 08, 2008	Monday, August 11, 2008
Saturday, August 09, 2008	Friday, August 08, 2008	Monday, August 11, 2008
Sunday, August 10, 2008	Monday, August 11, 2008	Tuesday, August 12, 2008
Monday, August 11, 2008	Tuesday, August 12, 2008	Wednesday, August 13, 2008
Tuesday, August 12, 2008	Wednesday, August 13, 2008	Thursday, August 14, 2008
Wednesday, August 13, 2008	Thursday, August 14, 2008	Friday, August 15, 2008
Thursday, August 14, 2008	Thursday, August 14, 2008	Friday, August 15, 2008
Friday, August 15, 2008	Friday, August 15, 2008	Monday, August 18, 2008
Saturday, August 16, 2008	Friday, August 15, 2008	Monday, August 18, 2008
Sunday, August 17, 2008	Monday, August 18, 2008	Tuesday, August 19, 2008
Monday, August 18, 2008	Tuesday, August 19, 2008	Wednesday, August 20, 2008
Tuesday, August 19, 2008	Wednesday, August 20, 2008	Thursday, August 21, 2008
Wednesday, August 20, 2008	Thursday, August 21, 2008	Friday, August 22, 2008
Thursday, August 21, 2008	Thursday, August 21, 2008	Friday, August 22, 2008
Friday, August 22, 2008	Friday, August 22, 2008	Monday, August 25, 2008
Saturday, August 23, 2008	Friday, August 22, 2008	Monday, August 25, 2008
Sunday, August 24, 2008	Monday, August 25, 2008	Tuesday, August 26, 2008
Monday, August 25, 2008	Tuesday, August 26, 2008	Wednesday, August 27, 2008
Tuesday, August 26, 2008	Wednesday, August 27, 2008	Thursday, August 28, 2008
Wednesday, August 27, 2008	Thursday, August 28, 2008	Friday, August 29, 2008
Thursday, August 28, 2008	Thursday, August 28, 2008	Friday, August 29, 2008
Friday, August 29, 2008	Friday, August 29, 2008	Tuesday, September 02, 2008
Saturday, August 30, 2008	Friday, August 29, 2008	Tuesday, September 02, 2008

Sunday, August 31, 2008	Friday, August 29, 2008	Tuesday, September 02, 2008
Monday, September 01, 2008	Tuesday, September 02, 2008	Wednesday, September 03, 2008
Tuesday, September 02, 2008	Wednesday, September 03, 2008	Thursday, September 04, 2008
Wednesday, September 03, 2008	Thursday, September 04, 2008	Friday, September 05, 2008
Thursday, September 04, 2008	Thursday, September 04, 2008	Friday, September 05, 2008
Friday, September 05, 2008	Friday, September 05, 2008	Monday, September 08, 2008
Saturday, September 06, 2008	Friday, September 05, 2008	Monday, September 08, 2008
Sunday, September 07, 2008	Monday, September 08, 2008	Tuesday, September 09, 2008
Monday, September 08, 2008	Tuesday, September 09, 2008	Wednesday, September 10, 2008
Tuesday, September 09, 2008	Wednesday, September 10, 2008	Thursday, September 11, 2008
Wednesday, September 10, 2008	Thursday, September 11, 2008	Friday, September 12, 2008
Thursday, September 11, 2008	Thursday, September 11, 2008	Friday, September 12, 2008
Friday, September 12, 2008	Friday, September 12, 2008	Monday, September 15, 2008
Saturday, September 13, 2008	Friday, September 12, 2008	Monday, September 15, 2008
Sunday, September 14, 2008	Monday, September 15, 2008	Tuesday, September 16, 2008
Monday, September 15, 2008	Tuesday, September 16, 2008	Wednesday, September 17, 2008
Tuesday, September 16, 2008	Wednesday, September 17, 2008	Thursday, September 18, 2008
Wednesday, September 17, 2008	Thursday, September 18, 2008	Friday, September 19, 2008
Thursday, September 18, 2008	Thursday, September 18, 2008	Friday, September 19, 2008
Friday, September 19, 2008	Friday, September 19, 2008	Monday, September 22, 2008
Saturday, September 20, 2008	Friday, September 19, 2008	Monday, September 22, 2008
Sunday, September 21, 2008	Monday, September 22, 2008	Tuesday, September 23, 2008
Monday, September 22, 2008	Tuesday, September 23, 2008	Wednesday, September 24, 2008
Tuesday, September 23, 2008	Wednesday, September 24, 2008	Thursday, September 25, 2008
Wednesday, September 24, 2008	Thursday, September 25, 2008	Friday, September 26, 2008
Thursday, September 25, 2008	Thursday, September 25, 2008	Friday, September 26, 2008
Friday, September 26, 2008	Friday, September 26, 2008	Monday, September 29, 2008
Saturday, September 27, 2008	Friday, September 26, 2008	Monday, September 29, 2008
Sunday, September 28, 2008	Monday, September 29, 2008	Tuesday, September 30, 2008
Monday, September 29, 2008	Tuesday, September 30, 2008	Wednesday, October 01, 2008

Tuesday, September 30, 2008	Wednesday, October 01, 2008	Thursday, October 02, 2008
Wednesday, October 01, 2008	Thursday, October 02, 2008	Friday, October 03, 2008
Thursday, October 02, 2008	Thursday, October 02, 2008	Friday, October 03, 2008
Friday, October 03, 2008	Friday, October 03, 2008	Monday, October 06, 2008
Saturday, October 04, 2008	Friday, October 03, 2008	Monday, October 06, 2008
Sunday, October 05, 2008	Monday, October 06, 2008	Tuesday, October 07, 2008
Monday, October 06, 2008	Tuesday, October 07, 2008	Wednesday, October 08, 2008
Tuesday, October 07, 2008	Wednesday, October 08, 2008	Thursday, October 09, 2008
Wednesday, October 08, 2008	Thursday, October 09, 2008	Friday, October 10, 2008
Thursday, October 09, 2008	Thursday, October 09, 2008	Friday, October 10, 2008
Friday, October 10, 2008	Friday, October 10, 2008	Tuesday, October 14, 2008
Saturday, October 11, 2008	Friday, October 10, 2008	Tuesday, October 14, 2008
Sunday, October 12, 2008	Friday, October 10, 2008	Tuesday, October 14, 2008
Monday, October 13, 2008	Tuesday, October 14, 2008	Wednesday, October 15, 2008
Tuesday, October 14, 2008	Wednesday, October 15, 2008	Thursday, October 16, 2008
Wednesday, October 15, 2008	Thursday, October 16, 2008	Friday, October 17, 2008
Thursday, October 16, 2008	Thursday, October 16, 2008	Friday, October 17, 2008
Friday, October 17, 2008	Friday, October 17, 2008	Monday, October 20, 2008
Saturday, October 18, 2008	Friday, October 17, 2008	Monday, October 20, 2008
Sunday, October 19, 2008	Monday, October 20, 2008	Tuesday, October 21, 2008
Monday, October 20, 2008	Tuesday, October 21, 2008	Wednesday, October 22, 2008
Tuesday, October 21, 2008	Wednesday, October 22, 2008	Thursday, October 23, 2008
Wednesday, October 22, 2008	Thursday, October 23, 2008	Friday, October 24, 2008
Thursday, October 23, 2008	Thursday, October 23, 2008	Friday, October 24, 2008
Friday, October 24, 2008	Friday, October 24, 2008	Monday, October 27, 2008
Saturday, October 25, 2008	Friday, October 24, 2008	Monday, October 27, 2008
Sunday, October 26, 2008	Monday, October 27, 2008	Tuesday, October 28, 2008
Monday, October 27, 2008	Tuesday, October 28, 2008	Wednesday, October 29, 2008
Tuesday, October 28, 2008	Wednesday, October 29, 2008	Thursday, October 30, 2008
Wednesday, October 29, 2008	Thursday, October 30, 2008	Friday, October 31, 2008
Thursday, October 30, 2008	Thursday, October 30, 2008	Friday, October 31, 2008
Friday, October 31, 2008	Friday, October 31, 2008	Monday, November 03, 2008
Saturday, November 01, 2008	Friday, October 31, 2008	Monday, November 03, 2008
Sunday, November 02, 2008	Monday, November 03, 2008	Tuesday, November 04, 2008
Monday, November 03, 2008	Tuesday, November 04, 2008	Wednesday, November 05, 2008

Tuesday, November 04, 2008	Wednesday, November 05, 2008	Thursday, November 06, 2008
Wednesday, November 05, 2008	Thursday, November 06, 2008	Friday, November 07, 2008
Thursday, November 06, 2008	Thursday, November 06, 2008	Friday, November 07, 2008
Friday, November 07, 2008	Friday, November 07, 2008	Monday, November 10, 2008
Saturday, November 08, 2008	Friday, November 07, 2008	Monday, November 10, 2008
Sunday, November 09, 2008	Monday, November 10, 2008	Wednesday, November 12, 2008
Monday, November 10, 2008	Monday, November 10, 2008	Wednesday, November 12, 2008
Tuesday, November 11, 2008	Wednesday, November 12, 2008	Thursday, November 13, 2008
Wednesday, November 12, 2008	Thursday, November 13, 2008	Friday, November 14, 2008
Thursday, November 13, 2008	Thursday, November 13, 2008	Friday, November 14, 2008
Friday, November 14, 2008	Friday, November 14, 2008	Monday, November 17, 2008
Saturday, November 15, 2008	Friday, November 14, 2008	Monday, November 17, 2008
Sunday, November 16, 2008	Monday, November 17, 2008	Tuesday, November 18, 2008
Monday, November 17, 2008	Tuesday, November 18, 2008	Wednesday, November 19, 2008
Tuesday, November 18, 2008	Wednesday, November 19, 2008	Thursday, November 20, 2008
Wednesday, November 19, 2008	Thursday, November 20, 2008	Friday, November 21, 2008
Thursday, November 20, 2008	Thursday, November 20, 2008	Friday, November 21, 2008
Friday, November 21, 2008	Friday, November 21, 2008	Monday, November 24, 2008
Saturday, November 22, 2008	Friday, November 21, 2008	Monday, November 24, 2008
Sunday, November 23, 2008	Monday, November 24, 2008	Tuesday, November 25, 2008
Monday, November 24, 2008	Tuesday, November 25, 2008	Wednesday, November 26, 2008
Tuesday, November 25, 2008	Wednesday, November 26, 2008	Friday, November 28, 2008
Wednesday, November 26, 2008	Wednesday, November 26, 2008	Friday, November 28, 2008
Thursday, November 27, 2008	Wednesday, November 26, 2008	Friday, November 28, 2008
Friday, November 28, 2008	Friday, November 28, 2008	Monday, December 01, 2008
Saturday, November 29, 2008	Friday, November 28, 2008	Monday, December 01, 2008
Sunday, November 30, 2008	Monday, December 01, 2008	Tuesday, December 02, 2008
Monday, December 01, 2008	Tuesday, December 02, 2008	Wednesday, December 03, 2008
Tuesday, December 02, 2008	Wednesday, December 03, 2008	Thursday, December 04, 2008

Wednesday, December 03, 2008	Thursday, December 04, 2008	Friday, December 05, 2008
Thursday, December 04, 2008	Thursday, December 04, 2008	Friday, December 05, 2008
Friday, December 05, 2008	Friday, December 05, 2008	Monday, December 08, 2008
Saturday, December 06, 2008	Friday, December 05, 2008	Monday, December 08, 2008
Sunday, December 07, 2008	Monday, December 08, 2008	Tuesday, December 09, 2008
Monday, December 08, 2008	Tuesday, December 09, 2008	Wednesday, December 10, 2008
Tuesday, December 09, 2008	Wednesday, December 10, 2008	Thursday, December 11, 2008
Wednesday, December 10, 2008	Thursday, December 11, 2008	Friday, December 12, 2008
Thursday, December 11, 2008	Thursday, December 11, 2008	Friday, December 12, 2008
Friday, December 12, 2008	Friday, December 12, 2008	Monday, December 15, 2008
Saturday, December 13, 2008	Friday, December 12, 2008	Monday, December 15, 2008
Sunday, December 14, 2008	Monday, December 15, 2008	Tuesday, December 16, 2008
Monday, December 15, 2008	Tuesday, December 16, 2008	Wednesday, December 17, 2008
Tuesday, December 16, 2008	Wednesday, December 17, 2008	Thursday, December 18, 2008
Wednesday, December 17, 2008	Thursday, December 18, 2008	Friday, December 19, 2008
Thursday, December 18, 2008	Thursday, December 18, 2008	Friday, December 19, 2008
Friday, December 19, 2008	Friday, December 19, 2008	Monday, December 22, 2008
Saturday, December 20, 2008	Friday, December 19, 2008	Monday, December 22, 2008
Sunday, December 21, 2008	Monday, December 22, 2008	Tuesday, December 23, 2008
Monday, December 22, 2008	Tuesday, December 23, 2008	Wednesday, December 24, 2008
Tuesday, December 23, 2008	Wednesday, December 24, 2008	Friday, December 26, 2008
Wednesday, December 24, 2008	Wednesday, December 24, 2008	Friday, December 26, 2008
Thursday, December 25, 2008	Wednesday, December 24, 2008	Friday, December 26, 2008
Friday, December 26, 2008	Friday, December 26, 2008	Monday, December 29, 2008
Saturday, December 27, 2008	Friday, December 26, 2008	Monday, December 29, 2008
Sunday, December 28, 2008	Monday, December 29, 2008	Tuesday, December 30, 2008
Monday, December 29, 2008	Tuesday, December 30, 2008	Wednesday, December 31, 2008
Tuesday, December 30, 2008	Wednesday, December 31, 2008	Friday, January 02, 2009
Wednesday, December 31, 2008	Wednesday, December 31, 2008	Friday, January 02, 2009